AXP(R)
     Small Cap
         Advantage
              Fund

2003 ANNUAL REPORT
MARCH 31, 2003

AXP Small Cap Advantage Fund seeks to provide shareholders with long-term capital growth.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 61 publicly offered funds and more than $60 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of March 2003.

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(Dalbar Logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

Table of Contents

From the Chairman                                        3

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers
   with Portfolio Management                             7

The Fund's Long-term Performance                        11

Investments in Securities                               12

Financial Statements                                    19

Notes to Financial Statements                           22

Independent Auditors' Report                            32

Board Members and Officers                              33

Results of Meeting of Shareholders                      36

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2 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

These are extraordinary times for the American economy as well as the investor. Markets like stability and can respond unfavorably to unsettling events such as war, ethical and legal misbehavior by some corporate executives, and general concerns about corporate profitability. As of early March, the U.S. equity market had completed a third consecutive year of declining stock prices, something that has not happened since 1939-1941. Although the U.S. economy is growing, the job market is stagnant, and many corporations are finding that the only way to increase profits is to engage in vigorous cost cutting.

History tells us that the U.S. business cycle will eventually turn. We also have every reason to believe that mutual funds remain one of the most effective and efficient ways to achieve long-term financial goals. To regain trust by investors, however, something more needs to happen on Wall Street. Businesses need to reward ethical behavior, focus on long-term expansion and create value for all shareholders. Oversight and performance measures such as last year's Sarbanes-Oxley Act are in place to help. In my view, this should be coupled with ongoing improvements in leadership and governance.

With this in mind, the real question is what should the investor do? I think it is fair to say that most investment experts would suggest that investors remain where they are, believing that the markets will go up. Secondly, I want you to know that American Express Financial Corporation has made significant management changes and these changes are already gaining the public's attention. For instance, the March 2003 issue of Money magazine wrote a positive feature on Ted Truscott, the company's Chief Investment Officer and the work he has been doing in attracting top-flight managers. So far, these efforts are paying off with improved performance. The magazine noted, "Last year, 15 of American Express' 24 domestic-stock funds landed in the top half of their Morningstar categories; a year ago only five out of 20 did." In addition, a similar process of change is underway for fixed-income funds, led by Michelle Keeley, the new Senior Vice President of Fixed-Income Investments.

The Board of American Express Funds is focused on continuing both excellence in management and further improvement in fund performance. We encourage you to continue to work closely with your financial advisor to maintain a diversified portfolio that balances risk and reward. As investors, we should not let fear distract us from our long-term goals.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT
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Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

Equity markets worldwide continued to experience pronounced volatility in the early months of 2003, as war with Iraq and other concerns about geopolitical stability made investors wary. Even with the uncertainty, however, year-to-date results are not uniformly negative. The Dow Jones Industrial Average and S&P 500 Index were down for the year to date as of March 31, while the Nasdaq Composite Index mustered a small gain for the same three-month period.

Independent of the situation in Iraq and other trouble spots around the globe, corporations are still wrestling with fundamental issues like profitability and sales growth. Most of the gains in profits we've seen over the past year or so are due to cost cutting. Although necessary after the excesses of the late `90s, cost cutting is a short-term fix; it is not a satisfactory replacement for true growth -- increased demand, sales and capacity. Until old-fashioned growth returns, the outlook for business will continue to be modest. Still, there are some things working in our favor, namely monetary policy. The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

KEY POINTS

-- The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

-- In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

-- In the current environment, investors should proceed rationally, but prudently.

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4 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Economic and Market Update

When asked how I believe investors should proceed in the current environment, I answer: rationally but prudently. While no one, especially those with long-term goals, should abandon equities, the truth is that stock prices are not especially cheap (when measured against company earnings) even after three years of a bear market. In the short term, what we may see are roughly comparable returns between stocks and bonds.

Of course, that could change if inflation became a problem or if interest rates climbed rapidly and steeply. While neither of these risks is currently part of our forecast, investors need to know that bonds would take a larger hit than stocks in this scenario. Diversification is perhaps the best way for bond investors to mitigate these risks. For example, high-yield securities are generally less sensitive to inflation and interest rate fluctuations than U.S. Treasuries (assuming equal maturities). Of course, high-yield bonds also carry considerably more risk, so any specific allocation should reflect your risk tolerance and time horizon. If you have long-term goals, I encourage you to remain focused on them. In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

Just as no two individuals are the same, no two portfolios should be identical either. Your investment strategy should suit your unique circumstances. Contact your American Express financial advisor if you need help developing or refining a plan for meeting your goals. As always, thank you for investing with American Express Funds.

Yours truly,


Ted Truscott,
American Express Financial Corporation CIO

This commentary is provided for informational purposes only. It is intended to be generic in nature and should not be applied or relied upon in any particular situation without the advice of your tax, legal and/or your financial advisor. The views expressed may not be suitable for every situation.

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5 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Fund Snapshot
         AS OF MARCH 31, 2003

PORTFOLIO MANAGERS

Portfolio manager                                           Kent Kelley
Since                                                            1/1/99
Years in industry                                                    24

Portfolio manager                                         Jacob Hurwitz
Since                                                            1/1/99
Years in industry                                                    24

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 5/4/99         B: 5/4/99         C: 6/26/00       Y: 5/4/99

Ticker symbols
A: ASAAX          B: ASABX          C: ADVCX         Y: --

Total net assets                                         $418.1 million

Number of holdings                                    approximately 460

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                      LARGE
                      MEDIUM  SIZE
          X           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 20.4%
Information technology 13.6%
Industrials 12.5%
Consumer discretionary 11.7%
Health care 11.6%
Energy & utilities 9.0%
Materials 7.8%
Cash and equivalents 4.6%
Communications services 3.4%
Consumer staples 1.9%
Transportation 1.8%
Other 1.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

UGI (Utilities -- gas)                                              0.8%
Energen (Utilities -- gas)                                          0.7
Donnelley (RH) (Media)                                              0.6
ONEOK (Utilities -- gas)                                            0.6
Toro (Industrial equipment & services)                              0.6
Thornburg Mtge (Real estate investment trust)                       0.6
NBTY (Retail)                                                       0.5
Standard Commercial (Beverages & tobacco)                           0.5
Sterling Financial (Banks and savings & loans)                      0.5
Panera Bread Cl A (Restaurants & lodging)                           0.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

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6 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:   How did the Fund perform for the fiscal year ended March 31, 2003?

A: The Fund's Class A shares, excluding sales charge, fell 24.49% for the fiscal year. The Fund achieved higher returns than its benchmark, the Russell 2000 Index (down 26.96%), and its peer group, the Lipper Small-Cap Core Funds Index (down 26.04%). We are disappointed that stocks, in general, performed so poorly in the period.

Q:   What factors influenced the Fund during the fiscal year?

A: Two factors drive the Fund's returns: the performance of the small-cap stock market and, of course, stock picking. In terms of the market background, the first half of the Fund's fiscal year was characterized by steadily declining stock prices, while in the second half small-caps eked out a slight gain due to two sharp rallies. As usual, we focused on stock selection and did not attempt to time the market or overweight and underweight sectors. This strategy paid off for the Fund in a period that was marked by abrupt shifts in market direction and leadership. Overall, stock picking consistently contributed to the Fund's positive relative performance throughout the fiscal year.

     Early in the period, all types of stocks suffered losses, and no segment of the small-cap market was immune to the declines. The bear market, which until last summer largely spared small-cap value stocks, broadened its reach. Nevertheless, value stocks performed slightly better than growth stocks over the first half of the fiscal year even though they had negative returns. Small-caps, which had led the market since 1999, began to underperform large-caps.

(bar graph)
                             PERFORMANCE COMPARISON
                       For the year ended March 31, 2003

    0%
   -5%
  -10%
  -15%
  -20%         (bar 1)          (bar 2)           (bar 3)
  -25%         -24.49%          -26.96%           -26.04%
  -30%

(bar 1) AXP Small Cap Advantage Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Index (unmanaged)
(bar 3) Lipper Small-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote) > As usual, we focused on stock selection and did not attempt to time the market or overweight and underweight sectors. (end callout quote)

     All small-cap sectors lost ground during the fiscal year, but the Fund benefited from positive stock selection in a number of areas, including healthcare, consumer cyclicals, finance and capital goods. In particular, the Fund's holdings in selected healthcare industries -- namely HMOs, hospitals and medical device companies -- performed well. In addition, the Fund's homebuilder, retailer and banking holdings were also strong performers. Emblematic of the risk aversion that characterized the market during much of the Fund's fiscal year, stocks with lower valuations on measures such as price-to-earnings were the best performers over the year. As a result, the aspects of our stock selection discipline that favor stocks based on attractive valuations

AVERAGE ANNUAL TOTAL RETURNS

as of March 31, 2003

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (5/4/99)                  (5/4/99)                  (6/26/00)                  (5/4/99)
                         NAV(1)       POP(2)        NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                  -24.49%      -28.83%       -25.24%      -28.23%      -25.05%      -25.80%      -24.54%      -24.54%
Since inception          -3.46%       -4.91%        -4.24%       -4.70%      -11.61%      -11.61%       -3.35%       -3.35%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Questions & Answers

     worked well throughout this period. On the negative side, the Fund's holdings in technology underperformed, most notably in the semiconductor and semiconductor capital equipment industries.

Q:   What is the approach you use in managing the Fund?

A: Our strategy uses a largely quantitative or "by the numbers" approach. We use computer models to identify the most attractive stocks in all economic sectors using mathematically measurable signals that are appropriate for each sector. We look for quality companies -- differentiated by superior cash flow generation and stability of earnings -- on both the growth and value sides of the small-cap universe. For value stocks, we consider more than the company's relative cheapness. We want to see evidence that there is a catalyst in place for the stock price to move higher, so we pay close attention to indicators that, on average, signal an earnings turnaround. Likewise, for growth stocks we want to capture both low relative valuation and future growth potential. In general, our models favor stocks that

     o    sell at attractive prices relative to earnings or free cash flow,

     o    demonstrate  improved  earnings,  based  on  a  computer  analysis  of
          earnings    forecasts   and   the   company's    ability   to   report
          better-than-expected profits.

     We will normally sell a stock if its price moves above a reasonable valuation or the company's financial performance fails to meet expectations.

Q: What are some of the advantages and disadvantages of a quantitative approach?

A: A quantitative approach takes the emotion out of stock picking and portfolio management and, therefore, makes both stock selection and stock selling decisions more systematic and disciplined. Over the long term, this may help to ensure adequate diversification across sectors and help us avoid "falling in love" with a stock or sector.

     One potential disadvantage is that the quality of portfolio recommendations of a quantitative model is only as good as the quality of the data inputs. Moreover, at times investors may give greater or lesser weight to a specific factor affecting a company's stock price than the weight assigned to that factor in our quantitative model. To address these issues, portfolio managers review model recommendations for data integrity and the potential impact on the Fund's risk profile. As a final step in our investment process, we conduct a qualitative review of company and industry fundamentals to ensure the accuracy of model-based rankings and their appropriateness within a portfolio context.

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9 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Questions & Answers

Q:   What changes did you make to the portfolio?

A: We focused on stock selection rather than macroeconomic themes or sector overweights and underweights. Consistent with this approach, the Fund remained invested in both growth and value stocks representing a range of industries in all sectors. We diversified our holdings in the technology, biotechnology and telecommunications sectors because of the general weakness in these sectors. This tactic diffused some of the company-specific risks associated with these sectors, and still positioned the Fund to benefit when these stocks rallied in October and March. Overall, we remained focused on owning stocks with attractive valuations and stable or improving earnings across a broad range of industries.

Q:   What is your outlook for the coming months?

A: We remain cautiously optimistic in our outlook for small-cap stocks and the U.S. equity market, in general. Although small-cap stocks have lagged large-caps for three quarters in a row due to investors' fears of a double-dip recession and the impact of the war, we believe the fundamentals for favorable small-cap relative performance are intact. Our outlook incorporates a stronger economic and earnings growth in the second half of 2003. We are also encouraged by favorable equity valuations relative to bonds and continued low inflation and interest rates.

     In the year ahead, the Fund will continue to focus on quality stocks that exhibit favorable valuations and strong earnings prospects. We will continue to hold a diversified basket of stocks in technology, biotechnology and telecom until clearer signs of an earnings recovery emerge.

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10 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Small Cap Advantage Fund Class A shares (from 6/1/99 to 3/31/03) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                         IN AXP SMALL CAP ADVANTAGE FUND

$20,000

$15,000        (solid line) AXP Small Cap Advantage Fund Class A

$10,000        (dotted line) Russell 2000(R) Index(1)

 $5,000        (dashed line) Lipper Small-Cap Core Funds Index(2)

               6/1/99    3/00     3/01    3/02     3/03

(solid line) AXP Small Cap Advantage Fund Class A $8,212
(dotted line) Russell 2000(R) Index(1) $8,754
(dashed line) Lipper Small-Cap Core Funds Index(2) $10,570

(1) Russell 2000(R) Index, an unmanaged index, measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(2) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

            Average Annual Total Returns
    Class A with Sales Charge as of March 31, 2003
1 year                                            -28.83%
Since inception                                    -4.91%

Results for other share classes can be found on page 8.

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11 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Small Cap Advantage Fund
March 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (98.2%)
Issuer                                                Shares            Value(a)

Aerospace & defense (0.5%)
MTC Technologies                                      43,900(b)         $847,665
United Defense Inds                                   67,000(b)        1,449,880
Total                                                                  2,297,545

Airlines (0.1%)
ExpressJet Holdings                                   71,127(b)          583,241

Automotive & related (1.3%)
Asbury Automotive Group                               90,800(b)          726,400
Keystone Automotive Inds                              44,000(b)          779,680
Oshkosh Truck                                         28,000           1,744,400
Spartan Motors                                        97,000             849,720
TBC                                                   59,800(b)          837,200
Winnebago Inds                                        23,000             625,600
Total                                                                  5,563,000

Banks and savings & loans (12.0%)
Allegiant Bancorp                                     34,200             577,980
Anchor BanCorp Wisconsin                              81,000           1,777,950
BancFirst                                             17,000             749,870
Bank of the Ozarks                                    25,200             702,072
BankUnited Financial Cl A                             40,000(b)          706,000
Cathay Bancorp                                        35,200           1,374,208
CCBT Financial Companies                              17,000             374,000
Commercial Federal                                    71,000           1,542,120
CPB                                                   72,134           1,835,810
Dime Community Bancshares                             54,341           1,240,605
Financial Institutions                                22,900             453,878
First BanCorp                                         56,000(c)        1,510,880
First Essex Bancorp                                   39,000           1,209,780
First Federal Capital                                 62,000           1,259,220
First Financial Bankshares                            33,000           1,171,500
First Natl                                            17,350             439,823
First Republic Bank                                   65,000(b)        1,404,000
FirstFed Financial                                    63,057(b)        1,903,690
Flagstar Bancorp                                      35,675             940,750
Gold Banc                                            110,650             886,307
Hanmi Financial                                       47,400             805,800
IBERIABANK                                            42,000           1,709,400
Independent Bank                                      61,233           1,230,783
Irwin Financial                                       75,506           1,471,612
ITLA Capital                                          34,000(b)        1,123,700
Local Financial                                      145,100(b)        2,092,341
MAF Bancorp                                           51,807           1,743,306
Oak Hill Financial                                    18,000             434,160
Pacific Capital Bancorp                               39,100           1,158,924
PrivateBancorp                                        44,450           1,007,682
Prosperity Bancshares                                 69,000           1,144,020
Quaker City Bancorp                                   50,250(b)        1,705,485
R & G Financial Cl B                                  59,419(c)        1,307,218
Sandy Springs Bancorp                                 29,285             955,599
Seacoast Banking Corp of Florida                      58,577           1,135,808
Seacoast Financial Services                           86,262           1,574,359
South Financial Group                                 72,000           1,558,800
Sterling Bancshares                                   65,000             772,850
Sterling Financial                                   100,800(b)        2,138,975
W Holding                                             46,000(c)          844,560
WFS Financial                                         45,000(b)          870,300
WSFS Financial                                        31,100             982,760
Total                                                                 49,828,885

Beverages & tobacco (0.5%)
Standard Commercial                                  137,100           2,151,099

Building materials & construction (2.9%)
Alexander & Baldwin                                   17,000             422,620
Apogee Enterprises                                    69,000             567,249
Building Materials Holding                            89,950           1,197,235
Carlisle Companies                                    35,900           1,453,591
Dycom Inds                                            47,000(b)          485,510
EMCOR Group                                           33,366(b)        1,609,909
Hughes Supply                                         32,000             745,280
Louisiana-Pacific                                    164,269(b)        1,302,653
M/I Schottenstein Homes                               52,000           1,491,360
NCI Building Systems                                  85,000(b)        1,318,350
Quanta Services                                       90,000(b)          288,000
Trex                                                  35,000(b)        1,129,800
Total                                                                 12,011,557

See accompanying notes to investments in securities.

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12 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Chemicals (3.4%)
Airgas                                                88,506(b)       $1,638,246
Cabot Microelectronics                                11,000(b)          460,570
Cytec Inds                                            17,000(b)          473,450
Ethyl                                                 23,000(b)          226,780
Ferro                                                 49,000           1,047,130
Georgia Gulf                                          50,597           1,018,518
Great Lakes Chemical                                  54,000           1,198,800
Immucor                                               56,000(b)        1,226,400
MacDermid                                             36,000             736,200
OM Group                                              75,000             656,250
Omnova Solutions                                     142,330(b)          419,874
Spartech                                              44,000             850,960
Stericycle                                            26,800(b)        1,007,412
Tetra Tech                                           112,000(b)        1,583,680
Waste Connections                                     51,000(b)        1,759,499
Total                                                                 14,303,769

Communications equipment & services (3.6%)
ADTRAN                                                33,000(b)        1,185,030
Allen Telecom                                         47,000(b)          458,250
Applied Signal Technology                             32,000(b)          451,200
Arris Group                                          216,822(b)          802,241
Boston Communications Group                           69,000(b)        1,080,540
Catapult Communications                               51,000(b)          324,360
Commonwealth Telephone Enterprises                    26,100(b)        1,013,202
CommScope                                             83,000(b)          622,500
General Communication Cl A                           144,130(b)          857,574
Interdigital Communications                           42,000(b)          950,586
j2 Global Communications                              23,000(b)          655,270
Nextel Partners Cl A                                 272,000(b)        1,370,880
Orbital Sciences                                     174,600(b)          902,682
Plantronics                                           33,210(b)          485,198
REMEC                                                176,817(b)          848,722
SafeNet                                               86,000(b)        1,758,700
Silicon Laboratories                                  19,000(b)          496,850
Tekelec                                              110,000(b)          954,800
Total                                                                 15,218,585

Computer software & services (1.7%)
Adaptec                                              102,000(b)          615,060
Ascential Software                                   144,000(b)          403,200
Avid Technology                                       22,000(b)          487,080
Borland Software                                      72,000(b)          662,400
CompuCom Systems                                     164,600(b)          576,100
Lawson Software                                       83,000(b)          385,120
Parametric Technology                                126,000(b)          273,420
Quest Software                                        40,000(b)          360,000
S1                                                   163,000(b)          834,560
Take-Two Interactive Software                         59,000(b)        1,318,650
United Online                                         41,000(b)          706,840
WebMethods                                            45,000(b)          410,850
Total                                                                  7,033,280

Computers & office equipment (8.8%)
Actuate                                              192,554(b)          267,458
American Management Systems                           76,000(b)          918,080
ANSYS                                                 50,000(b)        1,197,500
Avocent                                               38,000(b)          886,920
Ciber                                                166,000(b)          790,160
Concurrent Computer                                   82,000(b)          181,220
Documentum                                            51,000(b)          669,120
Electronics for Imaging                               37,000(b)          654,493
Engineered Support Systems                            11,000             430,650
eSpeed Cl A                                           90,000(b)        1,046,700
F5 Networks                                           47,000(b)          593,610
FactSet Research Systems                              19,400             629,530
Global Imaging Systems                                34,000(b)          629,000
Hutchinson Technology                                 18,000(b)          444,960
Hypercom                                             130,000(b)          487,500
Hyperion Solutions                                    27,000(b)          654,750
IKON Office Solutions                                188,400           1,337,639
Imation                                               28,000(b)        1,042,160
InFocus                                              104,000(b)          513,760
Inter-Tel                                             49,000             735,490
Intergraph                                            47,000(b)          814,980
Internet Security Systems                             25,000(b)          248,250
Iomega                                                73,000(b)          810,300
Kronos                                                15,750(b)          552,038
Legato Systems                                       248,000(b)        1,272,240
Lexar Media                                          219,000(b)          718,320
Manhattan Associates                                  30,950(b)          542,554
ManTech Intl Cl A                                     61,000(b)          903,959
Maxtor                                               160,000(b)          900,800
McDATA Cl A                                           92,000(b)          790,280
Mentor Graphics                                       26,000(b)          232,440
Mercury Computer Systems                              13,100(b)          356,320
Micromuse                                            100,000(b)          520,000
NDCHealth                                             53,000             888,810
NetScout Systems                                     102,000(b)          284,478
Novell                                               282,000(b)          606,300
Pinnacle Systems                                     101,000(b)        1,051,410
Planar Systems                                        36,640(b)          430,886
Pomeroy Computer Resources                            26,179(b)          182,468

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Computers & office equipment (cont.)
Quantum                                              220,000(b)         $794,200
RadiSys                                               65,000(b)          430,950
Rainbow Technologies                                  82,450(b)          777,504
Red Hat                                               89,000(b)          483,270
Retek                                                 47,000(b)          271,190
SanDisk                                               52,000(b)          874,640
ScanSoft                                             193,900(b)          872,550
Silicon Storage Technology                           201,000(b)          462,300
Systems & Computer Technology                         55,000(b)          420,750
Tyler Technologies                                   143,000(b)          504,790
Verity                                                35,000(b)          484,750
VitalWorks                                           178,000(b)          683,520
Websense                                              41,000(b)          601,470
Western Digital                                      195,000(b)        1,766,699
Wireless Facilities                                  121,000(b)          698,170
Total                                                                 36,344,286

Electronics (6.0%)
Actel                                                 43,749(b)          746,358
Aeroflex                                             141,300(b)          799,758
Anixter Intl                                          31,500(b)          714,105
Ariba                                                141,000(b)          397,620
Artisan Components                                    29,000(b)          468,669
August Technology                                    201,550(b)          790,076
Axcelis Technologies                                 220,000(b)        1,040,600
Benchmark Electronics                                 19,000(b)          538,270
Cirrus Logic                                          79,300(b)          159,393
Cree                                                  56,000(b)        1,037,120
DSP Group                                             34,300(b)          621,859
Electro Scientific Inds                               28,966(b)          363,813
Entegris                                             116,927(b)        1,164,592
ESS Technology                                        61,000(b)          363,560
Exar                                                  63,800(b)          810,898
Foundry Networks                                      92,000(b)          739,680
Helix Technology                                      58,666             505,114
II-VI                                                 31,000(b)          514,600
Integrated Circuit Systems                            31,000(b)          672,700
Integrated Electrical Services                       201,300(b)          859,551
Kopin                                                181,000(b)          912,240
Lattice Semiconductor                                 62,000(b)          467,480
Moog Cl A                                             36,686(b)        1,122,592
Newport                                               48,650(b)          574,557
Oak Technology                                        89,700(b)          316,641
Park Electrochemical                                  45,949             695,668
Photon Dynamics                                       13,650(b)          223,314
Pioneer-Standard Electronics                          79,000             666,760
Plexus                                                39,000(b)          356,850
Power Integrations                                    22,100(b)          458,133
Rambus                                                61,000(b)          805,810
Rudolph Technologies                                  42,074(b)          607,969
ScanSource                                            18,000(b)          337,500
Signal Technology                                     43,600(b)          479,164
Silicon Image                                        134,000(b)          533,320
Skyworks Solutions                                   182,300(b)        1,135,729
Stoneridge                                            40,000(b)          385,200
Trimble Navigation                                    19,400(b)          367,436
TriQuint Semiconductor                               140,000(b)          394,800
Varian Semiconductor Equipment Associates             32,900(b)          669,186
Zoran                                                 18,500(b)          238,835
Total                                                                 25,057,520

Energy (1.2%)
Brown (Tom)                                           45,100(b)        1,091,420
Chesapeake Energy                                    202,500           1,591,650
Patina Oil & Gas                                      37,000           1,217,300
St. Mary Land & Exploration                           52,000           1,302,600
Total                                                                  5,202,970

Energy equipment & services (3.5%)
Atwood Oceanics                                       35,000(b)          883,400
Evergreen Resources                                   35,000(b)        1,585,850
Global Inds                                          112,000(b)          521,920
Grey Wolf                                            496,000(b)        1,954,240
Headwaters                                           100,426(b)        1,410,985
Holly                                                 43,000           1,231,520
Hydril                                                55,000(b)        1,374,450
Key Energy Services                                  184,060(b)        1,855,325
Newpark Resources                                    114,000(b)          516,420
Oil States Intl                                       95,000(b)        1,140,000
Parker Drilling                                      189,000(b)          447,930
Range Resources                                      152,000(b)          867,920
Ultra Petroleum                                      118,000(b)        1,041,940
Total                                                                 14,831,900

Financial services (1.3%)
Affiliated Managers Group                             24,100(b)        1,001,837
Charter Municipal Mtge Acceptance                     84,000           1,475,880
Chemical Financial                                    18,000             477,540
Credit Acceptance                                     79,300(b)          388,570
Financial Federal                                     51,000(b)          974,100
Jefferies Group                                       29,900           1,074,905
Total                                                                  5,392,832

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Food (1.5%)
Corn Products Intl                                    42,000          $1,224,720
Del Monte Foods                                      107,000(b)          798,220
J & J Snack Foods                                     26,000(b)          788,320
Ralcorp Holdings                                      68,000(b)        1,770,720
Sensient Technologies                                 80,000           1,601,600
Total                                                                  6,183,580

Furniture & appliances (0.4%)
Briggs & Stratton                                     40,000           1,553,600

Health care (8.2%)
ALARIS Medical                                        90,000(b)          930,600
Alpharma Cl A                                         46,000             824,780
Amylin Pharmaceuticals                                59,000(b)          955,800
Array BioPharma                                      167,000(b)          713,090
AtheroGenics                                         104,000(b)          973,440
Bio-Rad Laboratories Cl A                             41,800(b)        1,494,350
Biosite                                               51,000(b)        1,958,910
Cantel Medical                                        45,500(b)          581,035
Cobalt                                                66,000(b)          953,700
Coherent                                              22,000(b)          412,500
Conmed                                                43,000(b)          705,630
Cooper Companies                                      62,114           1,857,209
CV Therapeutics                                       37,000(b)          667,110
Endo Pharmaceuticals Holdings                         91,000(b)        1,227,590
Enzon Pharmaceuticals                                 55,000(b)          624,250
Esperion Therapeutics                                 78,000(b)          776,100
Exact Sciences                                        60,400(b)          622,724
Martek Biosciences                                    50,000(b)        1,426,000
Mentor                                                27,000             461,970
MIM                                                   73,000(b)          541,660
Myriad Genetics                                       47,000(b)          474,230
Nabi Biopharmaceuticals                               93,000(b)          558,000
Neurocrine Biosciences                                22,000(b)          919,160
Pharmaceutical Resources                              49,000(b)        2,081,520
Pharmacopeia                                          67,000(b)          587,590
Protein Design Labs                                  137,000(b)        1,013,800
Regeneron Pharmaceuticals                             47,800(b)          359,456
Respironics                                           38,650(b)        1,328,439
SangStat Medical                                      77,000(b)          755,370
Scios                                                 37,550(b)        1,654,453
Serologicals                                          87,640(b)          744,940
Techne                                                31,000(b)          640,770
Telik                                                 89,100(b)        1,197,504
Thoratec                                              13,000(b)          164,970
Trimeris                                              21,000(b)          864,780
United Therapeutics                                   57,000(b)          982,680
Wilson Greatbatch Technologies                        33,000(b)          923,670
Total                                                                 33,959,780

Health care services (3.8%)
AMERIGROUP                                            39,000(b)        1,141,140
Apria Healthcare Group                                51,600(b)        1,205,376
BioMarin Pharmaceutical                               47,000(b)          533,450
Cell Genesys                                          99,000(b)          731,610
Connetics                                             72,000(b)        1,206,000
Covance                                               26,000(b)          601,120
Hanger Orthopedic Group                               57,675(b)          659,225
LifePoint Hospitals                                   24,310(b)          610,424
Option Care                                           68,000(b)          576,640
Owens & Minor                                         30,000             526,500
Pediatrix Medical Group                               39,800(b)        1,000,572
PSS World Medical                                    189,400(b)        1,234,888
Select Medical                                        84,000(b)        1,197,000
Service Corp Intl                                    155,000(b)          430,900
Sierra Health Services                               102,000(b)        1,315,800
Stewart Enterprises Cl A                              89,000(b)          240,300
SurModics                                             21,000(b)          649,110
US Oncology                                           80,000(b)          568,000
VCA Antech                                           103,000(b)        1,593,410
Total                                                                 16,021,465

Household products (1.2%)
Action Performance Companies                          50,000           1,057,500
Chattem                                               63,200(b)          972,648
JAKKS Pacific                                         53,640(b)          555,710
Nautilus Group                                        62,500             891,250
Nu Skin Enterprises Cl A                              74,000             745,180
Yankee Candle                                         36,000(b)          613,080
Total                                                                  4,835,368

Industrial equipment & services (3.4%)
Albany Intl Cl A                                      78,990           1,809,661
Cascade                                               72,500           1,044,000
Clarcor                                               24,000             868,800
FLIR Systems                                          23,000(b)        1,090,430
Global Power Equipment Group                         112,000(b)          571,200
Joy Global                                            80,000(b)          866,400
Kennametal                                            20,000             562,600
MTS Systems                                           70,000             756,000
Nordson                                               34,000             819,060
Regal Beloit                                          76,000           1,163,560
Robbins & Myers                                       35,550             478,503
Toro                                                  36,000           2,521,800
UNOVA                                                169,000(b)          907,530
Wabtec                                                70,000             812,700
Total                                                                 14,272,244

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Insurance (2.7%)
Harleysville Group                                    64,000          $1,596,800
Hilb, Rogal & Hamilton                                67,000           2,093,080
IPC Holdings                                          46,700(c)        1,405,203
Navigators Group                                      22,000(b)          565,840
RLI                                                   49,400           1,327,378
Scottish Annuity & Life Holdings                      51,623(c)          899,273
StanCorp Financial Group                              24,400           1,257,820
Triad Guaranty                                        42,883(b)        1,473,460
United Fire & Casualty                                20,000             596,000
Total                                                                 11,214,854

Leisure time & entertainment (1.2%)
Alliance Gaming                                       73,000(b)        1,095,000
Argosy Gaming                                         61,100(b)        1,220,778
Aztar                                                 96,855(b)        1,300,763
Boyd Gaming                                           70,600(b)          900,150
Johnson Outdoors Cl A                                 58,000(b)          516,200
Total                                                                  5,032,891

Media (2.9%)
Banta                                                 29,000             854,920
Consolidated Graphics                                 63,986(b)        1,075,605
Courier                                               21,000           1,034,481
Donnelley (RH)                                        87,200(b)        2,588,096
DoubleClick                                           89,000(b)          691,530
Journal Register                                      98,000(b)        1,495,480
Lin TV                                                48,100(b)          986,531
Mediacom Communications                               68,000(b)          598,400
Regent Communications                                162,900(b)          773,775
Spanish Broadcasting System Cl A                     223,000(b)        1,369,220
TiVo                                                 115,000(b)          588,800
Total                                                                 12,056,838

Metals (0.9%)
Carpenter Technology                                  90,000             913,500
Hecla Mining                                         189,000(b)          621,810
IMCO Recycling                                        62,700(b)          398,145
Material Sciences                                     41,000(b)          412,870
Quanex                                                26,000             824,200
Worthington Inds                                      44,000             524,920
Total                                                                  3,695,445

Miscellaneous (1.7%)
Corinthian Colleges                                   43,000(b)        1,698,500
FTI Consulting                                        36,700(b)        1,696,274
Identix                                               61,000(b)          274,500
ITT Educational Services                              19,000(b)          532,000
MPS Group                                            226,500(b)        1,182,330
SCP Pool                                              48,000(b)        1,426,080
ValueClick                                           129,000(b)          390,870
Total                                                                  7,200,554

Multi-industry conglomerates (1.6%)
Acuity Brands                                        111,450           1,499,003
APAC Customer Services                               189,000(b)          438,480
Griffon                                              122,510(b)        1,580,379
Labor Ready                                          162,200(b)          924,540
Right Management Consultants                          59,500(b)          772,905
Symyx Technologies                                    44,000(b)          660,440
U.S. Inds                                            242,000(b)          958,320
Total                                                                  6,834,067

Paper & packaging (0.8%)
Crown Holdings                                       197,204(b)        1,108,286
Pope & Talbot                                         53,000             665,150
Silgan Holdings                                       36,000(b)          798,120
Wausau-Mosinee Paper                                  86,000             877,200
Total                                                                  3,448,756

Real estate investment trust (5.1%)
CBL & Associates Properties                           28,000           1,136,520
Colonial Properties Trust                             30,000             992,400
Essex Property Trust                                  36,200           1,891,450
FBR Asset Investment                                  35,000           1,156,138
Friedman, Billings, Ramsey Group Cl A                109,000(b)          986,450
Gables Residential Trust                              57,000           1,525,320
Healthcare Realty Trust                               33,000             805,860
Impac Mtge Holdings                                   82,000           1,065,180
Pan Pacific Retail Properties                         44,300           1,676,755
Realty Income                                         31,000           1,108,250
RFS Hotel Investors                                   88,000             853,600
SL Green Realty                                       50,200           1,534,112
Tanger Factory Outlet Centers                         41,000           1,265,670
Thornburg Mtge                                       116,000           2,393,080
Town & Country Trust                                  58,000           1,171,600
Universal Health Realty Income Trust                  36,000             932,400
Ventas                                                75,000             870,000
Total                                                                 21,364,785

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Restaurants & lodging (2.2%)
Bob Evans Farms                                       65,000          $1,565,850
Checkers Drive-In Restaurants                        147,000(b)          834,960
Landry's Restaurants                                  90,700           1,523,760
Panera Bread Cl A                                     70,000(b)        2,134,300
RARE Hospitality Intl                                 57,666(b)        1,605,421
Ryan's Family Steak Houses                           129,500(b)        1,359,880
Total                                                                  9,024,171

Retail (5.3%)
7-Eleven                                             140,800(b)          979,968
AnnTaylor Stores                                      24,000(b)          492,720
Claire's Stores                                       37,000             873,570
Department 56                                         59,000(b)          579,380
Fossil                                                23,000(b)          396,060
Guitar Center                                         36,000(b)          733,320
Gymboree                                              50,000(b)          752,000
Hancock Fabrics                                       45,000             625,500
Hollywood Entertainment                              102,000(b)        1,636,080
J. Jill Group                                         46,000(b)          533,600
Jo-Ann Stores Cl A                                    48,150(b)          963,000
Mothers Work                                          14,000(b)          310,100
NBTY                                                 120,000(b)        2,275,200
OfficeMax                                            231,000(b)        1,189,650
Overture Services                                     49,000(b)          743,330
Pacific Sunwear of California                         23,000(b)          468,050
Perrigo                                               89,000           1,057,320
Phillips-Van Heusen                                   73,000             901,550
Regis                                                 30,200             752,282
Sharper Image                                         57,000(b)        1,026,570
Sports Authority                                     182,000(b)        1,270,360
Too                                                   70,000(b)        1,162,700
Tractor Supply                                         6,950(b)          229,489
Tuesday Morning                                       36,000(b)          708,480
Wild Oats Markets                                    118,000(b)        1,092,680
World Fuel Services                                   21,000             427,560
Total                                                                 22,180,519

Textiles & apparel (1.8%)
Hot Topic                                             18,000(b)          419,580
Kellwood                                              68,000           1,967,920
Kenneth Cole Productions Cl A                         48,000(b)        1,051,200
Maxwell Shoes Cl A                                   118,750(b)        1,324,063
Mossimo                                               78,000(b)          375,960
Quiksilver                                            60,000(b)        1,837,200
Urban Outfitters                                      30,000(b)          675,000
Total                                                                  7,650,923

Transportation (1.7%)
Arkansas Best                                         43,000           1,093,060
Covenant Transport Cl A                               52,634(b)          894,252
EGL                                                   61,000(b)          906,460
Florida East Coast Inds                               35,000             855,750
Genesee & Wyoming Cl A                                28,350(b)          439,425
Heartland Express                                     59,030(b)        1,132,195
Offshore Logistics                                    31,000(b)          559,550
Old Dominion Freight Line                             14,000(b)          441,000
SCS Transportation                                    66,000(b)          698,280
Total                                                                  7,019,972

Utilities -- electric (1.4%)
Black Hills                                           47,000           1,292,030
El Paso Electric                                      84,670(b)          914,436
PNM Resources                                         92,000           2,069,080
Unisource Energy                                     100,732           1,742,664
Total                                                                  6,018,210

Utilities -- gas (3.0%)
Energen                                               95,914           3,075,003
Kirby                                                 35,000(b)          861,000
New Jersey Resources                                  38,711           1,263,914
ONEOK                                                140,100           2,569,434
UGI                                                   73,674           3,366,902
Western Gas Resources                                 43,200           1,406,160
Total                                                                 12,542,413

Utilities -- telephone (0.6%)
BroadWing                                            160,000(b)          640,000
Crown Castle Intl                                    162,000(b)          891,000
PTEK Holdings                                        101,300(b)          377,849
Western Wireless Cl A                                136,000(b)          764,320
Total                                                                  2,673,169

Total common stocks
(Cost: $434,343,637)                                                $410,604,073

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Short-term securities (4.7%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (3.9%)
Federal Home Loan Bank Disc Nts
         04-04-03          1.17%                    $700,000            $699,909
         04-21-03          1.22                      800,000             799,449
Federal Home Loan Mtge Corp Disc Nts
         04-25-03          1.13                    1,500,000           1,498,823
         06-19-03          1.19                    1,600,000           1,596,032
Federal Natl Mtge Assn Disc Nts
         04-03-03          1.22                    1,100,000           1,099,888
         04-16-03          1.22                      600,000             599,696
         04-23-03          1.21                      600,000             599,559
         05-01-03          1.23                    2,600,000           2,597,246
         05-07-03          1.23                    3,700,000           3,695,988
         05-21-03          1.23                    1,600,000           1,597,478
         06-18-03          1.17                    1,500,000           1,496,328
Total                                                                 16,280,396

Commercial paper (0.8%)
Alpine Securitization
         04-01-03          1.41                 2,400,000(d)           2,399,906
Marsh & McLennan
         05-14-03          1.20                      600,000             599,120
Southern Co Funding
         04-08-03          1.25                   500,000(d)             499,861
Total                                                                  3,498,887

Total short-term securities
(Cost: $19,778,554)                                                  $19,779,283

Total investments in securities
(Cost: $454,122,191)(e)                                             $430,383,356

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2003, the value of foreign securities represented 1.4% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At March 31, 2003, the cost of securities for federal income tax purposes was $459,069,589 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 29,357,495
     Unrealized depreciation                                        (58,043,728)
                                                                    -----------
     Net unrealized depreciation                                   $(28,686,233)
                                                                   ------------

--------------------------------------------------------------------------------
18 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Cap Advantage Fund

March 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $454,122,191)                                                                     $ 430,383,356
Cash in bank on demand deposit                                                                               97,138
Capital shares receivable                                                                                   165,227
Dividends and accrued interest receivable                                                                   325,750
Receivable for investment securities sold                                                                 2,983,986
                                                                                                          ---------
Total assets                                                                                            433,955,457
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       17,809
Payable for investment securities purchased                                                               2,958,151
Payable upon return of securities loaned (Note 5)                                                        12,490,100
Accrued investment management services fee                                                                   25,376
Accrued distribution fee                                                                                     17,792
Accrued transfer agency fee                                                                                  11,032
Accrued administrative services fee                                                                           2,015
Other accrued expenses                                                                                      299,453
                                                                                                            -------
Total liabilities                                                                                        15,821,728
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                    $ 418,133,729
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $   1,031,534
Additional paid-in capital                                                                              577,534,663
Undistributed net investment income                                                                         241,392
Accumulated net realized gain (loss) (Note 7)                                                          (136,935,025)
Unrealized appreciation (depreciation) on investments                                                   (23,738,835)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                              $ 418,133,729
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $ 272,266,327
                                                            Class B                                   $ 141,328,439
                                                            Class C                                   $   4,521,386
                                                            Class Y                                   $      17,577
Net asset value per share of outstanding capital stock:     Class A shares         66,455,016         $        4.10
                                                            Class B shares         35,556,646         $        3.97
                                                            Class C shares          1,137,449         $        3.98
                                                            Class Y shares              4,263         $        4.12
                                                                                        -----         -------------
* Including securities on loan, at value (Note 5)                                                     $  11,303,239
                                                                                                      -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Small Cap Advantage Fund

Year ended March 31, 2003
Investment income
Income:
Dividends                                                                                             $   4,757,202
Interest                                                                                                    152,823
Fee income from securities lending -- net (Note 5)                                                          133,015
   Less foreign taxes withheld                                                                               (6,065)
                                                                                                             ------
Total income                                                                                              5,036,975
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        3,593,634
Distribution fee
   Class A                                                                                                  819,927
   Class B                                                                                                1,715,758
   Class C                                                                                                   47,025
Transfer agency fee                                                                                       1,283,798
Incremental transfer agency fee
   Class A                                                                                                   93,795
   Class B                                                                                                   82,162
   Class C                                                                                                    3,068
Service fee -- Class Y                                                                                           80
Administrative services fees and expenses                                                                   295,220
Compensation of board members                                                                                12,805
Custodian fees                                                                                              108,665
Printing and postage                                                                                        150,766
Registration fees                                                                                            37,744
Audit fees                                                                                                   17,500
Other                                                                                                        35,167
                                                                                                             ------
Total expenses                                                                                            8,297,114
   Earnings credits on cash balances (Note 2)                                                                (8,098)
                                                                                                             ------
Total net expenses                                                                                        8,289,016
                                                                                                          ---------
Investment income (loss) -- net                                                                          (3,252,041)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                              (79,069,324)
Net change in unrealized appreciation (depreciation) on investments                                     (72,549,292)
                                                                                                        -----------
Net gain (loss) on investments                                                                         (151,618,616)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(154,870,657)
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Small Cap Advantage Fund

Year ended March 31,                                                                 2003                   2002
Operations
Investment income (loss) -- net                                                 $  (3,252,041)         $ (3,434,917)
Net realized gain (loss) on investments                                           (79,069,324)           (1,062,450)
Net change in unrealized appreciation (depreciation) on investments               (72,549,292)           75,961,359
                                                                                  -----------            ----------
Net increase (decrease) in net assets resulting from operations                  (154,870,657)           71,463,992
                                                                                 ------------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         46,854,527            96,312,250
   Class B shares                                                                  24,923,332            52,375,862
   Class C shares                                                                   2,249,823             2,951,397
   Class Y shares                                                                      17,532                 6,000
Payments for redemptions
   Class A shares                                                                 (89,428,332)          (81,750,319)
   Class B shares (Note 2)                                                        (50,379,550)          (39,666,470)
   Class C shares (Note 2)                                                         (1,326,865)             (689,024)
   Class Y shares                                                                    (116,221)                   --
                                                                                     --------            ----------
Increase (decrease) in net assets from capital share transactions                 (67,205,754)           29,539,696
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                          (222,076,411)          101,003,688
Net assets at beginning of year                                                   640,210,140           539,206,452
                                                                                  -----------           -----------
Net assets at end of year                                                       $ 418,133,729          $640,210,140
                                                                                =============          ============
Undistributed net investment income                                             $     241,392          $     92,156
                                                                                -------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Small Cap Advantage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with market capitalization of up to $2 billion at the time the Fund first invests in them.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
22 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
23 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,401,277 and accumulated net realized loss has been decreased by $185,998 resulting in a net reclassification adjustment to decrease paid-in capital by $3,587,275.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                             2003                    2002

Class A
Distributions paid from:
     Ordinary income                              $--                     $--
     Long-term capital gain                        --                      --

Class B
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

Class C
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

Class Y
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

--------------------------------------------------------------------------------
24 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

As of March 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $          --
Accumulated gain (loss)                                         $(131,746,235)
Unrealized appreciation (depreciation)                          $ (28,686,233)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.74% to 0.615% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $66,961 for the year ended March 31, 2003.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

--------------------------------------------------------------------------------
25 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $766,667 for Class A, and $200,192 for Class B and $1,759 for Class C for the year ended March 31, 2003.

During the year ended March 31, 2003, the Fund's custodian and transfer agency fees were reduced by $8,098 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $635,135,342 and $695,781,411 respectively, for the year ended March 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $683 for the year ended March 31, 2003.

--------------------------------------------------------------------------------
26 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended March 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       10,212,443         5,523,485          504,039             4,023
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (19,988,900)      (11,520,372)        (310,300)          (29,041)
                                          -----------       -----------         --------           -------
Net increase (decrease)                    (9,776,457)       (5,996,887)         193,739           (25,018)
                                           ----------        ----------          -------           -------

                                                               Year ended March 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       19,039,014        10,566,053          596,147             1,174
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (16,382,742)       (8,076,022)        (141,828)               --
                                           ----------        ----------          -------           -------
Net increase (decrease)                     2,656,272         2,490,031          454,319             1,174
                                           ----------        ----------          -------           -------

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003, securities valued at $11,303,239 were on loan to brokers. For collateral, the Fund received $12,490,100 in cash. Income from securities lending amounted to $133,015 for the year ended March 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S Bank, N.A. The Fund had no borrowings outstanding during the year ended March 31, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $131,746,235 as of March 31, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002         2001      2000(b)
Net asset value, beginning of period                                           $ 5.43        $4.79        $6.07     $5.00
Income from investment operations:
Net investment income (loss)                                                     (.02)        (.02)        (.01)     (.01)
Net gains (losses) (both realized and unrealized)                               (1.31)         .66         (.98)     1.11
Total from investment operations                                                (1.33)         .64         (.99)     1.10
Less distributions:
Distributions from realized gains                                                  --           --         (.29)     (.03)
Net asset value, end of period                                                 $ 4.10        $5.43        $4.79     $6.07

Ratios/supplemental data
Net assets, end of period (in millions)                                          $272         $414         $352      $281
Ratio of expenses to average daily net assets(d)                                1.38%        1.25%        1.25%     1.32%(e),(f)
Ratio of net investment income (loss) to average daily net assets               (.38%)       (.31%)       (.11%)    (.54%)(e)
Portfolio turnover rate (excluding short-term securities)                        128%         136%         144%      108%
Total return(i)                                                               (24.49%)      13.36%      (16.59%)   22.04%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002         2001      2000(b)
Net asset value, beginning of period                                           $ 5.31        $4.72       $ 6.03     $5.00
Income from investment operations:
Net investment income (loss)                                                     (.05)        (.05)        (.04)     (.03)
Net gains (losses) (both realized and unrealized)                               (1.29)         .64         (.98)     1.09
Total from investment operations                                                (1.34)         .59        (1.02)     1.06
Less distributions:
Distributions from realized gains                                                  --           --         (.29)     (.03)
Net asset value, end of period                                                 $ 3.97        $5.31       $ 4.72     $6.03

Ratios/supplemental data
Net assets, end of period (in millions)                                          $141         $221         $184      $140
Ratio of expenses to average daily net assets(d)                                2.14%        2.02%        2.02%     2.09%(e),(g)
Ratio of net investment income (loss) to average daily net assets              (1.15%)      (1.08%)       (.88%)   (1.32%)(e)
Portfolio turnover rate (excluding short-term securities)                        128%         136%         144%      108%
Total return(i)                                                               (25.24%)      12.50%      (17.21%)   21.24%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002         2001(c)
Net asset value, beginning of period                                           $ 5.31        $4.72        $5.92
Income from investment operations:
Net investment income (loss)                                                     (.05)        (.05)        (.01)
Net gains (losses) (both realized and unrealized)                               (1.28)         .64         (.90)
Total from investment operations                                                (1.33)         .59         (.91)
Less distributions:
Distributions from realized gains                                                  --           --         (.29)
Net asset value, end of period                                                 $ 3.98        $5.31        $4.72

Ratios/supplemental data
Net assets, end of period (in millions)                                            $5           $5           $2
Ratio of expenses to average daily net assets(d)                                2.17%        2.04%        2.02%(e)
Ratio of net investment income (loss) to average daily net assets              (1.16%)      (1.10%)       (.84%)(e)
Portfolio turnover rate (excluding short-term securities)                        128%         136%         144%
Total return(i)                                                               (25.05%)      12.50%      (15.67%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002         2001      2000(b)
Net asset value, beginning of period                                           $ 5.46        $4.81        $6.08     $5.00
Income from investment operations:
Net investment income (loss)                                                     (.02)        (.01)         .01      (.01)
Net gains (losses) (both realized and unrealized)                               (1.32)         .66         (.99)     1.12
Total from investment operations                                                (1.34)         .65         (.98)     1.11
Less distributions:
Distributions from realized gains                                                  --           --         (.29)     (.03)
Net asset value, end of period                                                 $ 4.12        $5.46        $4.81     $6.08

Ratios/supplemental data
Net assets, end of period (in millions)                                           $--          $--          $--       $--
Ratio of expenses to average daily net assets(d)                                1.16%        1.08%        1.12%     1.16%(e),(h)
Ratio of net investment income (loss) to average daily net assets               (.27%)       (.14%)       (.05%)    (.13%)(e)
Portfolio turnover rate (excluding short-term securities)                        128%         136%         144%      108%
Total return(i)                                                               (24.54%)      13.51%      (16.39%)   22.24%(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.

(c)  Inception date was June 26, 2000.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(e)  Adjusted to an annual basis.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.77% for the period ended March 31, 2000.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.53% for the period ended March 31, 2000.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.61% for the period ended March 31, 2000.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
31 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Small Cap Advantage Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2003, and the financial highlights for each of the years in the three-year period ended March 31, 2003 and for the period from May 4, 1999 (commencement of operations) to March 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Small Cap Advantage Fund as of March 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 9, 2003

--------------------------------------------------------------------------------
32 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 80 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Age 68                                                                to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                                 Fluor Corporation           Materials Company, Inc.
Minneapolis, MN 55402                                                 (engineering and            (construction
Age 65                                                                construction) since 1998    materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Age 68                                                                                            foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Age 73                                                                (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant
5716 Bent Branch Rd.
Bethesda, MD 20816
Age 68
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and       Valmont Industries, Inc.
222 South 9th Street #440                                             Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                                 Carleton College            systems)
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Age 53                                                                equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------

  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the Fund's subadvisers, American Century Investment Management, L.P.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
33 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester
901 S. Marquette Ave.                                                 Biotech since 2000.
Minneapolis, MN 55402                                                 Former President and CEO,
Age 58                                                                Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Age 53                                                                AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Age 54
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Age 42                                                                Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
34 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Age 47                                                                President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Age 49                                                                Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC, 1998-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
35 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Results of Meeting of Shareholders

AXP SMALL CAP ADVANTAGE FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      341,557,738.850                     17,248,381.599
Philip J. Carroll, Jr.               342,549,023.018                     16,257,097.431
Livio D. DeSimone                    342,002,063.042                     16,804,057.407
Barbara H. Fraser                    342,436,055.497                     16,370,064.952
Ira D. Hall                          342,369,544.114                     16,436,576.335
Heinz F. Hutter                      341,854,972.447                     16,951,148.002
Anne P. Jones                        342,174,251.845                     16,631,868.604
Stephen R. Lewis, Jr.                342,953,259.508                     15,852,860.941
Alan G. Quasha                       342,707,517.533                     16,098,602.916
Stephen W. Roszell                   342,573,586.083                     16,232,534.366
Alan K. Simpson                      340,861,449.162                     17,944,671.287
Alison Taunton-Rigby                 342,583,348.847                     16,222,771.602
William F. Truscott                  342,707,809.291                     16,098,311.158

--------------------------------------------------------------------------------
36 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  290,929,766.652         34,855,732.940      11,612,830.857    21,407,790.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  70,895,534.341           6,668,276.220       2,408,646.856     5,420,788.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  70,021,190.761           6,490,557.117       3,460,709.539     5,420,788.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
37 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (888) 723-8476 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 61 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners Aggressive Growth Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Quantitative Large Cap Equity Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Aggressive Growth Fund
AXP Partners Fundamental Value Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

  *  Closed to new investors.

 ** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (5/03)

AXP Small Cap Advantage Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6427 G (5/03)